Other income (expense), net	12 Months Ended
Dec. 31, 2018
Other Income and Expenses [Abstract]
Other Income and Other Expense Disclosure [Text Block]
14. Other income (expense), net

Other income (expense) consisted of the following:

	For the years ended December 31,
	2016	2017	2018
Gains on disposal of available-for-sale securities	$18,088,327	$11,845,796	$960
Gain on disposal of held-for-sale assets and subsidiaries (Refer to Note 5)	—	—	32,503,096
Other	(417,304)	(206,953)	60,272

	$17,671,023	$11,638,843	$32,564,328

From January 2016, the Company started to sell its shares in Yimeng. In 2016, the Company sold 8.0 million shares, for cash consideration of RMB 126.0 million, and recognized a gain of $18.1 million in other income. In 2017, the Company sold 4.6 million shares, for cash consideration of RMB 64.3 million, and recognized a gain of $9.1 million and a $2.7 million dividend in other income.